UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 14, 2007
Volterra Semiconductor Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50857 (Commission File Number)	94-3251865 (I.R.S. Employer Identification Number)
47467 Fremont Blvd., Fremont, CA 94538-6437
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (510) 743-1200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Retirement of Director
On November 14, 2007, Mr. Alan King announced his retirement from the Board of Directors (the “Board”) of Volterra Semiconductor Corporation (the “Company”) and the Company’s Nominating and Corporate Governance Committee, effective November 14, 2007. Mr. King’s retirement from the Board did not involve any disagreement with the Company.
A press release announcing the retirement of Mr. King was issued on November 15, 2007, is attached hereto as Exhibit 99.1 and is hereby incorporated herein by this reference in its entirety.
(b) Election of Director
Effective November 14, 2007, the Company’s Board of Directors, upon the recommendation of its Nominating and Corporate Governance Committee, appointed Vahid Manian as an independent director to the Board of Directors and to the Nominating and Corporate Governance Committee, to fill the vacancies created by Mr. King’s retirement. Mr. Manian has served as the Senior Vice President of Global Manufacturing Operations for Broadcom Corporation since April 2005. Mr. Manian joined Broadcom Corporation in January 1996 as Director of Operations and became Vice President of Manufacturing Operations in December 1997. Mr. Manian currently serves on the board of directors of STEC, Inc. (Nasdaq: STEC), a memory and storage solutions company, and also serves as a director and officer of certain Broadcom Corporation subsidiaries. Mr. Manian received a B.S.E.E. and an M.B.A. from the University of California, Irvine.
As a member of the Company’s Board, Mr. Manian will receive the Company’s standard compensation for non-employee directors and will sign the Company’s form Indemnification Agreement. There are no arrangements or understandings between Mr. Manian and any other person pursuant to which he was selected as a director of the Company.
A press release announcing the election of Mr. Manian was issued on November 15, 2007, is attached hereto as Exhibit 99.1 and is hereby incorporated herein by this reference in its entirety.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press Release of Volterra Semiconductor Corporation dated November 15, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volterra Semiconductor Corporation
Date: November 16, 2007	By:	/s/ Mike Burns
Mike Burns
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press Release of Volterra Semiconductor Corporation dated November 15, 2007.